File No. 811-22081

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒
(Check appropriate box or boxes)

CHINA FINANCE, INC.
(Exact Name of Registrant as Specified in Charter)

1330 Ave of the Americas, 21st floor
New York NY 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  212-823-0530

Wei Wei
1330 Ave of the Americas, 21st floor
New York NY 10019
 (Name and Address of Agent for Service)

With copy to:  Jeffrey T. Skinner, Esq.
Kilpatrick Stockton LLP
1001 West Fourth Street
Winston-Salem , NC 27101

It is proposed that this filing will become effective (check appropriate box):
☒	when declared effective pursuant to section 8(c)

Part A
September 22, 2008

CHINA FINANCE, INC.

The Investment Company Act of 1940, as amended (the “1940 Act”), generally defines an “investment company” as a company (i) whose investments and other securities exceed 40% of total assets (excluding cash and government securities); and (ii) is in the business of investing, reinvesting, owning, holding, or trading in securities. China Finance, Inc. (the “Company” or “we”) is primarily an operating company.  However, the Company often receives securities as payment for services in connection with its surety guarantee and consulting business as described more fully in “Overview of the Company’s Business.”  From time to time, these securities may represent more than 40% of the Company’s assets and, as a result, if the Company were deemed to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company may be deemed to be an “investment company” under the 1940 Act.  While the Company does not believe that its current business causes it to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company has nevertheless determined that, out of an abundance of caution and to avoid limitations on its surety and consulting business, the Company should register under the 1940 Act.

The Company is not offering any securities pursuant to this registration statement.  The Company’s shares have continuously been traded since its initial registration under the Securities Act of 1933 (the “1933 Act”).  The Company has only one class of securities, and all shareholders with such securities have the same voting rights. The Company’s shares are traded on the Over-the-Counter Bulletin Board of the Financial Industry Regulatory Authority (the “OTC BB”) under the symbol “CHFI.OB”.  As an operating company, the price of the Company’s shares has fluctuated in the market since its inception.  As of June 30, 2008, the Company’s share price was $1.01 per share and its net asset value was $0.72.  Complete pricing history for the Company’s shares may be found using the symbol CHFI.OB on http://finance.yahoo.com and other stock quotation web sites.

Because the Company is primarily an operating company and the Company is not offering shares pursuant to this registration statement, many of the items required to be in Part A or Part B of a registration statement are inapplicable to the Company, and, therefore, have not been included.

The SAI, dated as of the date of this Part A, is incorporated herein by reference.  The Company’s SAI, Annual Report on Form N-CSR for the fiscal year ended December 31, 2007; Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006; and Semi-Annual Report on Form N-CSR have been filed with the Securities and Exchange Commission (the “SEC”) and are available without charge, upon request by calling 201-216-0880 or on the Company’s website at www.chinafinanceinc.com.  These and other filings of the Company are also available to the public, without charge, on the SEC website at www.sec.gov.

OVERVIEW OF THE COMPANY’S BUSINESS

General.  The Company’s principal business is providing financial support and services – primarily in the form of surety guarantees, loan guarantees and short-term loans – to privately owned small and medium sized enterprises (or operating companies) in China (“SMEs”) when they seek access to capital or seek to become publicly-traded companies in the United States by being acquired by a United States reporting company in a “reverse merger” or other M&A transaction.  In a typical transaction, the Company provides surety guarantee services that seek to reduce or eliminate the financial risks associated with the substantial expenses an SME incurs in pursuing a merger or other transaction with a U.S. reporting company or otherwise seeking entry into the U.S. capital markets system, or the Company provides loan guarantees or loans to an SME to assist the SME in meeting its short-term capital needs or to assist the SME doing business in China and the U.S.

The Company’s principal place of business is in New York, New York.  The Company provides its services through an affiliated corporation, Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”),1 which is located in the Shenzhen region of China. Shenzhen has been designated as one of the three high-tech development centers, along with Shanghai and Beijing, and, with a population of about 53 million, Shenzhen has become a manufacturing and exporting center in China, specializing in technology.  The Company believes that SHY’s location in this fast growing region of China presents the Company with unique opportunities for the development of its business.

SMEs are becoming an important part of China’s economy, and the growth of SMEs has generated a demand for capital, which provides the Company with a significant business opportunity.The financial guarantee industry in China is relatively new but has been growing due to the lack of a standardized, easily accessible credit system and increasing demand for capital from China’s SMEs. Recognizing the limited financial opportunities available to SMEs, the Chinese central government created a network of credit guarantee agencies in the late 1990s under the auspices of the SME Bureau of the State Economic and Trade Commission (“SETC”). The SETC maintains a listing of the types of companies that can apply for a guarantee. After checking a company’s financial background using data provided by the State Administration for Industry and Commerce and reviewing the proposed project, a Chinese guarantee agency uses the SETC’s money to guarantee the SME’s bank loan.

Under the SETC’s criteria, the Company believes that only a small number of China’s SMEs actually qualify for a guarantee. The Company believes that the difficulty of qualifying for support under the presently established SETC criteria creates an opportunity for private financial guarantee providers to better serve SMEs in this sector.

1 SHY is an indirect wholly-owned subsidiary of the Company.  SHY is 100% owned by Value Global International Limited, a British Virgin Islands company that is wholly-owned by the Company (“Value Global”).

Products and Services.  The financial guarantee, loan and other services that the Company provides through SHY are described more fully below.

Surety Guarantees.  The Company provides surety guarantee services to Chinese SMEs seeking to become publicly-traded companies in the United States by being acquired by a United States reporting company in a “reverse merger” or other M&A transaction.  The surety guarantee business generates revenues through fees, which typically are based on a percentage of the transaction.  Although the Company may be paid in cash for its surety guarantee services, the Company generally expects that it will receive compensation for its surety guarantee services in the form of stock from client companies (“Payment Securities”).  The Company’s clients generally pay for the Company’s surety guarantee services with Payment Securities because they do not have sufficient cash flow at the time the services are rendered to pay for the services.  To the extent that the Company receives Payment Securities as compensation, the Company generally allows the Payment Securities to mature in the market for a period of time (normally, at least one year), then typically will strategically sell the Payment Securities taking into consideration the performance of the SME, the market for the SME’s stock and the market price of the Payment Securities.  Payment Securities received by the Company may also be unregistered and subject to restrictions on resale for a period of time (generally, six months until the holding period under Rule 144 of the Securities Act of 1933 expires).  Accordingly, the Payment Securities that the Company receives as compensation may be held for a significant period of time from the date the Company acquires them.

Loan Guarantees.  The Company also provides guarantees to SMEs and individuals obtaining loans from Chinese banks for their business operations and/or personal use.  In exchange for the Company’s guarantee services, the borrower pays the Company a certain percentage of the loan amount as an upfront loan guarantee fee; however, the Company may also receive periodic fee payments for its loan guarantees.  Loan maturities for loans guaranteed by the Company will generally range from six months to five years, and are secured by bank deposits made by the Company.  If a borrower fails to fulfill its obligations to a lender, the bank will take possession of the Company’s deposit.

Loans.  The Company may make loans to SMEs from time to time (the “Loans”).  In general, the Company expects its Loans will typically be made to SMEs to which it has provided or may in the future provide surety guarantee services.  Loans may be made to SMEs that the Company determines have been profitable in the past and have attractive prospects for future profitability, have experienced or are experiencing or projected to experience growth, or have an attractive credit profile.  To the extent Loans are made to SMEs to which the Company provides surety guarantee services, the Loans may be made before or after the applicable reverse merger transactions are consummated.  The Company evaluates the creditworthiness of the SMEs to which it considers making loans using a number of criteria related to the strength of the SMEs management, employees, financial status and overall performance.  The Company may use up to one third of the Company’s assets to secure loan guarantees and make direct loans.

Other Services.  The Company may also provide other services to SMEs from time to time including, without limitation, providing business and market consulting services, introduction services, translation services and access to, and use of, office facilities (e.g., conference rooms, computers, telephone and fax lines through its New York office) from time to time (“Other Services”).  The Company will negotiate fees for the Other Services any companies to which it provides such services based on the Other Services to be provided.  Although the Company may be paid in cash for its Other Services, the Company may also receive compensation for its Other Services in the form of Payment Securities.

The Company expects that Payment Securities and the value of the Loans will, from time to time, comprise more than 40% of the Company’s total non-cash assets and that net appreciation from Payment Securities will, from time to time, comprise more than 45% of the Company’s then current income.

Business and Investment Objectives and Policies.   The Company’s operating business objective is to generate operating revenue through fee income from business operations.  The Company’s investment objective is to generate capital appreciation and income through the holding and sale of Payment Securities and Loans as well as the receipt of fees for loan guarantees.  The Company’s objectives, including its investment objectives, may be changed without a vote of the holders of a majority of voting securities.

As part of the Company’s surety guarantee and loan business, we conduct research and background investigations of our clients.  We require that our clients agree to satisfy financial benchmarks established by the Company, and we follow internal control procedures for reviewing a client’s financial statements and operations. We believe this enables us to better screen clients and accept only those clients with qualified financial performance.  We also generally require our clients to provide collateral for our loan business, such as securities, receivables or fixed assets, to guarantee their performance.

In addition, the Company adheres to our four-step examination/approval process, which consists of:

1.          Client application and project examination. This is the initial phase of a project where we examine a potential client’s application, its business, and the industry in which it competes.

2.          Primary evaluation and due diligence. Once a potential client passes the initial examination, the Company performs more extensive due diligence and evaluates a number of criteria including, without limitation, the potential client’s uniqueness and irreplaceability in such potential client’s industry and business area.  The Company’s clients generally hold licenses to operate in their principal industry and business area required and issued by the Chinese government.  Such licenses are given to only a limited number of companies in each industry, and the Company generally seeks SMEs that hold licenses in one or more business lines that are not up for renewal in the near future.  The Company gets the information and data it uses to evaluate potential clients from a number of sources including, but not limited to, local governments in PRC, business forums and exhibitions, personal business contacts of Company management and personnel, and other sources.  Information regarding the performance of an SME generally includes an audit of the potential client by an certified public accounting firm that analyzes the potential client’s financial situation and makes financial projections for the SME.  .

The Company generally requires that these potential clients:

•  have been profitable for the last two years and be expected to be profitable in the future;
•  are projected by the Company to have their total assets grow by more than 20% per year for the next 3-5 years as determined by the Company’s risk management team based on a review of information regarding the SME and its business;
•  had sales of more than US$5 million during the SME’s most recent fiscal year;
•  sell products and services that are used in more than one industry; and
•  are often leaders in China in the industries and business areas in which they operate.

3.          Expert Evaluation and Consultation. After the primary evaluation and due diligence phase, the Company requests that the selected clients be reviewed by the Company’s advisers, which typically include third-party accountants, lawyers and other experts in the financial guarantee business.

4.          Final Approval.  Once a potential client has been through the due diligence process, the final step is approval by our CEO and Chairman of the Board.

Lack of Diversification in the Company’s Securities Portfolio.  Because the Company’s only securities holdings are Payment Securities, Loans and, to the extent deemed securities, loan guarantees, and the Company may hold Payment Securities and have outstanding Loans or loan guarantees from a small number of clients at any given time (e.g., 9 Payment Securities and 2 loans as of June 30, 2008), the Company’s securities portfolio will likely lack diversification except to the extent the Company’s SMEs have business and operations in different industries and business areas.  Investment companies are “diversified” if, with respect to 75% of their assets, they limit their investments in any single portfolio company to 5% or less of their assets.  The Company does not, and is not required to, meet this diversification requirement, and so it is a “non-diversified” investment company.

Other Business.  As an operating company, the Company explores new potential types of business on a regular basis and may change its business objectives and strategy at any time.  In this regard, the Company may engage in new lines of business, or terminate existing lines of business, as determined from time to time by Company management to be in the best interest of the Company and its shareholders.

PRINCIPAL RISK FACTORS

All investments carry risks, and investment in the Company is no exception.  No investment strategy works all the time, and past performance is not necessarily indicative of future performance.  You may lose money on your investment in the Company.  To help you understand the risks of investing in the Company, the principal risks of an investment in the Company are generally set forth below.

Risks Related to the Company’s Principal Business.  Because the Company is primarily an operating company, the risks of investing in the Company include general business risks associated with investing in any corporation.  For the Company, these risks include, but are not limited to:

Limited Operating History. Until March 31, 2004, the Company operated a business consisting of a purchase overrun and distressed merchandise resale network. The Company abandoned this line of business in June of 2004 and on October 8, 2004, through the acquisition of Value Global and SHY, the Company entered the surety guarantee and loan guarantee business. Accordingly, there is a limited relevant operating history upon which an evaluation of the Company’s prospects and future performance can be based. There can be no assurance that the Company will be able to raise additional capital to develop its business plan, generate meaningful revenues or become a viable business. Because the Company’s markets are relatively new and constantly changing, the Company may need to change its business model frequently.  Any such changes may have adverse affects on the value of the Company’s shares.

Risk of Payment of Guarantees.  The Company may be obligated to pay on its surety guarantees if the underlying transactions fail to close. The Company may also be obligated to pay on its loan guarantees if a client fails to repay its loan to the bank. While the Company tries to minimize these risks by performing due diligence and financial assessments of its clients and may seek further protection by taking a security interest in the collateral of its clients, there can be no assurance that the Company will not have to pay on its guarantees. Furthermore, the Company cannot provide assurance that collateral in which the Company has a security interest, if any, will be sufficient to cover all or a portion of the amount of the Company’s guarantees. If the Company’s clients fail to close the underlying transaction or default on their loans, the Company will have to pay on its guarantee and the Company’s business could be materially adversely affected.

Risk of Non-Repayment of Loans. The financial status of the Company will be adversely affected if the debtor of any outstanding Loan defaults on the Loan or if any future debtor of any Loan made by the Company defaults.  While the Company will generally take and maintain collateral for its Loans, the Company cannot give any assurances that such collateral will be sufficient to satisfy a client’s outstanding obligations on a defaulted Loan.  Therefore, any default will likely cause the Company to lose money.

Competition.  Although the Company currently has few competitors for its surety and loan guarantee business, or its provision of Other Services, the Company expects competition to intensify in the future. To the extent the Company has competitors, the Company’s competitors have greater capabilities and resources than the Company has. Similarly, there can be no assurance that additional competitors with greater resources than that of the Company will not enter these the Company’s market in the future. In the securities and loan guarantee areas, the SETC or other Chinese government agency may expand their existing services to SMEs and become the Company’s competitor. If and when the Chinese government allows foreign financial institutions to enter into the financial guarantee industry in China, they may also become competitors of the Company.  With respect to the provision of Other Services, the Company may experience greater competition from other business with greater resources and more extensive contacts with SMEs and others, particularly since barriers to entry are low to provide the types of Other Services currently contemplated by the Company.  In the future, competitive pressures from competitors in these areas could cause the Company’s services to lose market acceptance or result in significant price erosion, which would have a material adverse effect upon the Company’s business, results of operations, or financial condition.

The Company currently has numerous competitors for the provision of Loans, such as banks, private lenders and other sources of financing for SMEs.  Many of the Company’s competitors have greater capabilities and resources than the Company.  Accordingly, the Company is subject to risk that it will be unable to successfully compete with its competitors to make Loans to SMEs at attractive interest rates and other terms.  As a result the Company may make Loans on less favorable terms, including lower interest rates, than its competitors, make Loans to SMEs that could not secure loans with its competitors, or be unable to successfully make Loans to SMEs, any of which could adversely affect the Company’s business.

Dependence on Key Personnel. The Company is highly dependent on the services of Ann Yu, the Company’s Chairman and Chief Executive Officer, as well as other principal members of the Company’s management team. The Company’s executives not only manage the Company’s day to day business operations but are essential to the Company’s ability to establish and maintain relationships with its customers. The Company has no “key man” life insurance policies, although it may purchase such policies in the future. Continued growth and profitability will depend upon the Company’s ability to maintain its current leadership infrastructure and recruit and retain qualified and experienced executive personnel. Competition in the Company’s industry for executive-level personnel is strong and there can be no assurance that the Company will be able to hire, motivate and retain highly effective executive employees. If the Company fails to attract, integrate and retain the necessary personnel, its ability to maintain and build its business could suffer significantly.

Limited Public Market for the Company’s Common Stock. There is currently a limited public market for the shares of the Company’s common stock. There can be no assurances that such limited market will continue or that any shares of the Company’s common stock may be sold without incurring a loss. The market price of the Company’s common stock may not necessarily bear any relationship to the Company’s book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for its common stock in the future. Further, the market price for the Company’s common stock may be volatile depending on a number of factors, including business performance, industry dynamics, news announcements, portfolio performance or changes in general economic conditions.

Low-Priced Stocks. The market price of Company’s common stock is currently quoted on the OTC Bulletin Board, which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which make it more difficult for the Company’s shareholders to conduct trades. It may also make it more difficult for the Company to obtain future financing. Further, the Company’s securities are subject to the “penny stock rules” adopted pursuant to Section 15(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or which have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade “penny stock” to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade “penny stocks” because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that the Company remains subject to the “penny stock rules” for any significant period, there may develop an adverse impact on the market, if any, for the Company’s securities. Because the Company’s securities are subject to the “penny stock rules”, investors will find it more difficult to dispose of the Company’s securities. Further, for companies whose securities are traded in the over-the-counter market, it is more difficult to obtain accurate quotations and to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies.

No Dividends. The Company has not paid any dividends on its common stock to date and there are no plans for paying dividends on its common stock in the foreseeable future. The Company intends to retain earnings, if any, to provide funds for the execution of its business plan. The Company does not intend to declare or pay any dividends in the foreseeable future. Therefore, there can be no assurance that holders of common stock will receive any additional cash, stock or other dividends on their shares of common stock until the Company has funds, which our board of directors determines can be allocated to dividends.

PRC laws and our corporate structure may restrict our ability to receive dividends and payments from, and transfer funds to, our PRC operating company, which may negatively affect our results of operations and restrict our ability to act in response to changing market conditions. Substantially all of our operations are conducted through our PRC operating company, SHY.  The ability of our PRC operating company to make dividend and other payments to us may be restricted by factors such as changes in applicable foreign exchange and other laws and regulations. For example, under the SAFE regulations discussed below, the foreign exchange activities of our present or prospective PRC subsidiaries are conditioned upon the compliance with the SAFE registration requirements by the shareholders of our offshore entities who are PRC residents. Failure to comply with these SAFE registration requirements may substantially restrict or prohibit the foreign exchange inflow to and outflow from our PRC subsidiaries, including, remittance of dividends and foreign currency denominated borrowings by these PRC subsidiaries. In addition, our PRC operating company is required, where applicable, to allocate a portion of its net profit to certain funds before distributing dividends, including at least 10% of its net profit to certain reserve funds until the balance of such fund has reached 50% of its registered capital. These reserves can only be used for specific purposes, including making-up cumulative losses of previous years, conversion to equity capital, and application to business expansion, and are not distributable as dividends. Our PRC operating company is also required, where applicable, to allocate an additional 5% to 10% of its net profits to a statutory common welfare fund. The net profit available for distribution from our PRC operating company is determined in accordance with generally accepted accounting principles in China, which may materially differ from a determination performed in accordance with U.S. GAAP. As a result, we may not receive sufficient distributions or other payments from this entities to enable us to make dividend distributions to our shareholders in the future, even if our U.S. GAAP financial statements indicate that our operations have been profitable.

Risks Associated with Doing Business in China. Changes in the political and overall economic conditions of China, which are outside the control of management, could have a material adverse effect on the Company’s business, operating results and financial condition. The Company has historically conducted transactions with customers outside the United States in United States dollars. Payroll and other costs of foreign operations are payable in foreign currencies, primarily Hong Kong dollars and Chinese Renminbi. To the extent future revenue is denominated in foreign currencies, the Company would be subject to increased risks relating to foreign currency exchange rate fluctuations that could have a material adverse affect on the Company’s business, financial condition and operating results. To date, we have not engaged in any hedging transactions in connection with our international operations.

Risks Associated with China’s Economic, Political and Social Conditions. Substantially all of the Company’s operations and assets are located in China, and substantially all of its net revenue is derived from its operations in China. Accordingly, the Company’s results of operations and future prospects are subject to economic, political and social developments in China. In particular, the Company’s results of operations may be adversely affected by:

•  changes in China’s political, economic and social conditions;
•  changes in policies of the government or changes in laws and regulations, or the interpretation of laws and regulations;
•  changes in foreign exchange regulations;
•  measures that may be introduced to control inflation, such as interest rate increases; and
•  changes in the rate or method of taxation.

The PRC’s economy has historically been a planned economy. The majority of productive assets in China are still owned by various levels of the PRC government. In recent years the government has implemented economic reform measures emphasizing decentralization, utilization of market forces in the development of the economy and a high level of management autonomy. Such economic reform measures may be inconsistent or ineffectual, and the Company may not benefit from all such reforms. Furthermore, these measures may be adjusted or modified, possibly resulting in such economic liberalization measures being applied inconsistently from industry to industry, or across different regions of the country.

In the past twenty years, China has been one of the world’s fastest growing economies in terms of gross domestic product, or GDP. This growth may not be sustainable. Moreover, a slowdown in the economies of the United States, the European Union and certain Asian countries may adversely affect economic growth in China which depends on exports to those countries. The Company’s financial condition and results of operations, as well as its future prospects, would be materially and adversely affected by an economic downturn in China.

See also “Principal Risk Factors – Risks Related to the Company’s Principal Business – Risks Related to Obtaining Government Regulatory Approvals in China” below.

Risks Related to Obtaining Government Regulatory Approvals in China.  Regulations have been promulgated by the State Development and Reform Commission, or SDRC, and the State Administration of Foreign Exchange, or SAFE, that require registration with, and approval from, PRC government authorities in connection with direct or indirect offshore investment activities by individuals who are PRC residents and PRC corporate entities.  These regulations may apply to the Company’s future offshore or cross-border acquisitions, as well as to the equity interests in offshore companies held by the Company’s PRC shareholders who are considered PRC residents.  The Company intends to make all required applications and filings and will require the shareholders of the offshore entities in the Company’s corporate group who are considered PRC residents to make the application and filings as required under these regulations and under any implementing rules or approval practices that may be established under these regulations.  However, because these regulations are relatively new and lacking implementing rules or reconciliation with other approval requirements, it remains uncertain how these regulations and any future legislation concerning offshore or cross-border transactions will be interpreted and implemented by the relevant government authorities.  The approval criteria by SDRC agencies for outbound investment by PRC residents are not provided under the relevant SDRC regulations.  Also, the criteria for registration with SAFE agencies, and whether such registration procedure is discretionary, are still uncertain as the criteria, if any, are not provided for under relevant SDRC regulations.  Furthermore, there is a lack of relevant registration precedents for us to determine the registration criteria in practice.  Accordingly, the Company cannot provide any assurances that we will be able to comply with, qualify under or obtain any registration or approval as required by these regulations or other related legislations.  Further, we cannot assure you that our shareholders would not be considered PRC residents, given uncertainties as to what constitutes a PRC resident for the purposes of the regulation, or that if they are deemed PRC residents, they would or would be able to comply with the requirements.

Our failure or the failure of our PRC resident shareholders to obtain these approvals or registrations may restrict our ability to acquire a company outside of China or use our entities outside of China to acquire or establish companies inside of China, which could negatively affect our business and future prospects.

PRC laws and our corporate structure may restrict our ability to receive dividends and payments from, and transfer funds to, our PRC operating company, which may negatively affect our results of operations and restrict our ability to act in response to changing market conditions.  See also “Principal Risk Factors – Risks Related to the Company’s Principal Business – No Dividends” above.

Internal Political Risks. Changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on the Company’s business, results of operations and financial condition. Under its current leadership, the Chinese government has been pursuing economic reform policies that encourage private economic activity and greater economic decentralization. There is no assurance, however, that the Chinese government will continue to pursue these policies, or that it will not significantly alter these policies from time to time without notice. In addition, the Chinese government could enact laws which restrict or prohibit the Company from conducting its surety and loan guarantees.

Risks Associated with Effecting Service of Legal Process and Enforcing Judgments Against Us and Our Management. Substantially all of our operations and assets are located in China. In addition, most of our directors and executive officers named in this document reside within China, and many of the assets of these persons are also located within China. As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon these directors or executive officers or some of the experts named in this document, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, management has been advised by the company’s PRC legal counsel that China does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of court judgments. As a result, recognition and enforcement in China of judgments of a court of the United States or any other jurisdiction, including judgments against us or our directors or executive officers, may be difficult or impossible.

Risks Related to Limitations on the Liability of our Directors to our Shareholders. Our articles of incorporation provide, as permitted by governing Utah law, that our directors shall not be personally liable to our stockholders for monetary damages for breach of fiduciary duty as a director, with certain exceptions. Our bylaws require us to provide mandatory indemnification of directors to the fullest extent permitted by Utah law, except for matters arising under the securities laws of the United States. Further, we may elect to adopt forms of indemnification agreements to cover directors and officers. These provisions and agreements may discourage shareholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by shareholders on behalf of us against a director.

SMEs that are Affiliates.  From time to time, an SME may be deemed an “affiliated person” of the Company under the Investment Company Act of 1940 if the Company were to become the owner of more than 5% of the SME’s issued and outstanding shares.  The Company expects that, from time to time, the Company may receive 5% or more of an SME’s shares as Payment Securities for surety guarantee services or the provision of Other Services.  In addition, there can be no assurance that the number of issued and outstanding shares of an SME would not be reduced (e.g., through a buy-back program by an SME) such that the Company’s ownership became 5% or more of an SME’s shares.  In such a case, the Company’s affiliation with the SME would cause the Company to be subject to certain limitations (and certain prohibitions) under Section 17 of the 1940 Act with respect to the purchase and sale of assets, the making of loans, and the engagement in joint transactions with such SMEs.  Accordingly, the Company is subject to regulatory risks and limitations on its business with respect to any SME that becomes an affiliated person of the Company, either of which may have an adverse affect on the Company’s business.

Insider Trading Risk.  To the extent that the Company develops close relationships with certain of its portfolio companies through its provision of surety guarantees, loan guarantees, Loans and Other Services, employees of the Company may from time to time become aware of material, non-public information (“inside information”) about such portfolio companies. The Company has adopted an Insider Trading Policy as part of its Code of Ethics that, consistent with applicable law, prohibits the Company and its officers, directors and employees from trading on insider information.  Accordingly, when the Company has inside information about a portfolio company, the Company will be unable to sell any stock of the portfolio company until the information has been disseminated to the public.  As a result, the Company may be required to hold stocks in its portfolio longer than it otherwise would in order to avoid trading, or the appearance of trading, on inside information.  The Company is also subject to the risk that one or more employees, officers or directors may violate its Insider Trading Policy.  If an officer, director or employee of the Company were to be investigated, or an action were to be brought against an officer, director or employee, for insider trading, it could have a negative impact on the Company’s reputation and its stock price. Such a claim, with or without merit, could also result in substantial expenditures of time and money, and divert attention of the Company’s management team from other tasks important to the success of the Company, any of which would likely have an adverse affect on the Company’s performance.

Other Lines of Business.  As noted above, as an operating company, the Company explores new potential types of business on a regular basis and may change its business objectives and strategy at any time.  In this regard, the Company may engage in new lines of business, or terminate existing lines of business, as determined from time to time by Company management to be in the best interest of the Company and its shareholders.  To the extent the Company engages in new lines of business, the Company will be subject to risks associated with those lines of business including, without limitation, many, if not all, of the business risks set forth in this section.

Risks Associated with Payment Securities.  To the extent the Company receives Payment Securities as payment for the performance of surety guarantee services or Other Services, the financial status of the Company will be affected by the volatility of these securities for as long as they are held by the Company.  You may lose money on your investment in the Company if the value of the Payment Securities declines.  The risks affecting the value of the Payment Securities are described below:

Market Risk.  Stock prices are volatile.  Market risk refers to the risk that the value of Payment Securities in the Company’s portfolio may decline due to daily fluctuations in the securities markets generally.  The Company’s financial performance will change periodically based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Company’s portfolio) may decline, regardless of their long-term prospects.

Geographic Concentration in China.  The Chinese economy is generally considered an emerging and volatile market. Prices for Payment Securities may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions.  China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.  These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the companies whose securities the Company holds. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the Payment Securities.  In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China.  The Chinese economy and Chinese companies may also be adversely affected by regional security threats, including those from Taiwan and North Korea, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

Government Relationships Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S.  As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”).  If the clients of the Company whose Payment Securities the Company holds have or develop a material business relationship with an Adverse Government, then the Company will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Risk of Loss of Chinese Business License.  As mentioned above in “Overview of the Company’s Business – Investment Objectives and Policies”, the SMEs that the Company selects as clients for its surety guarantee services and, therefore, the SMEs whose Payment Securities the Company holds, are generally leaders in their respective industries.  One factor in this industry leadership is the fact that the Chinese government only issues a limited number of business licenses in any given industry, so, as long as the SME maintains its license, it is likely to remain near the top of the industry.  However, business licenses are only valid for a limited term, and it is up to the discretion of the Chinese government to renew a license.  Licenses may not be renewed for any reason or no reason; therefore, there is a risk that an SME will lose its license in the future, which would prevent the SME from carrying on its business and cause it to lose money or even dissolve.  As a result, the loss of a business license would have a significant adverse effect on the value of the Payment Securities held by the Company of such an SME.

Small Company Risk.  The Company may hold securities of smaller companies.  Stocks of, and loans to, smaller companies may have more risks than those of larger companies.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.  Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices and ability to repay loans may be more volatile than those of larger companies.

Business and Sector Risk.  From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry.  For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry.  To the extent the Company holds securities of companies in a particular industry that experiences such a negative impact, the Company’s portfolio will be adversely affected.

Interest Rate Risk.  Increases in interest rates typically lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates, and rising interest rates may adversely affect the Company’s Loan and loan guarantee businesses.

Issuer Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Private Investments Risk. The Company’s involvement in the reverse merger transactions will be subject to a number of risks because the Payment Securities may be restricted and/or illiquid securities for which there is no public market.  Illiquid securities and restricted securities are subject to risks of potential delays in resale and uncertainty in valuation.  The Company values illiquid securities and restricted securities using its fair value procedures (described below) but there can be no assurance that (i) the Company will determine fair value for a private investment accurately; (ii) that the Company will be able to sell private securities for the fair value determined by the Company; or (iii) that the Company will be able to sell such securities at all.

Tax risk.  The Company is not treated as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”).  The Code generally provides that a RIC does not pay an entity level tax, provided that it distributes all or substantially all of its income to its shareholders.  The Company does not expect to meet the diversification requirements for RIC status (with respect to 50% of its assets, no more than 5% in any single security, and with respect to the other 50% of its assets, no more than 25% in any single security) and therefore will not elect RIC status.  See “Taxes” below.

Non-Diversified Investment Company Risk..  Many investment companies are “diversified” investment companies because, with respect to 75% of their assets, not more than 5% is invested in any single portfolio company.  However, as noted above, the Company is not a diversified investment company, so it is not subject to this limitation.  Non-diversified investment companies are generally subject to greater risk with respect to the performance of any one of their portfolio holdings, since each portfolio holding generally makes up a greater percentage of the investment company’s portfolio.  In addition, as noted above, the Company does not meet the diversification requirements under the Code to qualify as a RIC and, as a result, the Company will pay corporate level tax to the extent it has taxable income.

FINANCIAL HIGHLIGHTS

Following is a schedule of financial highlights for the semi-annual period ended June 30, 2008, the years ended December 31, 2007, 2006 and 2005 and for the period from inception (June 24, 2004) through December 31, 2004:

Per Share Operating Performance (For a share of common stock outstanding throughout the period)	For the Period from January 1, 2008 to June 30, 2008	2007	2006	2005	For the Period from Inception (June 24, 2004) through December 31, 2004

Net Assets Value, beginning of period (1)	$0.97	$0.49	$0.22	$0.27	$—
Net Proceeds from Capital Contribution (1)	—	—	—	—	0.23

Income from Operations:
Net Investment Income (Loss) (2)	(0.04)	0.26	0.07	(0.01)	0.06
Realized (Loss) on Sale of Securities (2)			—	(0.06)	—
Net Gains (Loss) on Securities and Foreign Currency (both realized and unrealized) (2)	(0.21)	0.22	0.20	0.02	(0.02)
Total Income from Operations	(0.25)	0.48	0.27	(0.05)	0.04

Net Assets Value, end of period (1)	0.72	0.97	0.49	0.22	0.27
Per Share Market Value, end of period	$0.90	$1.15	0.98	0.40	2.20
Total Investment Return (3)	(21.74%)	17.35%	145.00%	(81.82%)	80.33%

Ratios and Supplemental Data
Net Assets, end of period	$41,244158	$55,658,133	$28,450,020	$12,803,193	$15,512,444
Ratio of Expenses to Average Net Assets (4)	6.56%	7.46%	6.13%	5.40%	9.20%
Ratio of Net Investment Income to Average Net Assets (4)	(4.52%)	34.52%	20.47%	(2.59%)	24.47%
Portfolio Turnover Rate	0%	42.97%	0%	14.99%	0%

(1) Based on actual shares outstanding.
(2) Based on weighted average shares outstanding.
(3) Total investment return equals the change in the ending market value of the Company’s common stock over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(4) For the period ended December 31, 2004, amounts are not annualized.

Following is a schedule of the senior securities2 and holdings that may be deemed to be senior securities of the Company (its loan guarantees, surety guarantees and collateral) for the semi-annual period ended June 30, 2008, the years ended December 31, 2007, 2006, and 2005, and for the period from inception (June 24, 2004) through December 31, 2004:

Year	For the Semi-Annual Period Ended June 30, 2008	2007	2006	2005	For the Period from Inception (June 24, 2004) through December 31, 2004
Total Amount Outstanding[1]	$4,377	$8,122	N/A	$242	None
Asset Coverage Per Unit[2]	$9,423	$7,032	N/A	$53,135	N/A
Average Market Value Per Unit (Excluding Bank Loans)[3]	$0	$0	N/A	$0	N/A
1  The total amount outstanding represents the amount of the loan guarantees and surety guarantees outstanding and the collateral held as of the date indicated.
2  The asset coverage per unit is the dollar value of the Company’s assets per $1,000 of loan guarantees, surety guarantees and assets held as collateral for direct loans.
3  The average market value per unit excludes bank loans, which excludes all of the loans that are guaranteed by the Company.

2 Section 18(g) of the 1940 Act defines a “senior security,” in relevant part, as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.  The Company’s loan guarantees are senior securities.

NET ASSET VALUE AND FAIR VALUE OF ILLIQUID SECURITIES

In computing the Company’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Company outstanding at the time of the valuation and the result is the net asset value per share of the Company.

In determining the value of the Payment Securities, securities listed on an exchange are valued on the basis of the last reported sale prior to the time the valuation is made.  Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked prices.  Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Company's Board of Directors.

When Payment Securities are restricted or illiquid, they are subject to risks of potential delays in resale and uncertainty in valuation.  The Company is not subject to any limit with respect to the percentage of its assets that may be represented by restricted or illiquid securities.  The Company values Payment Securities that are restricted or illiquid and other illiquid securities of the Company using its Fair Value Procedures (described below), but there can be no assurance that: (i) the Company will determine fair value for the securities accurately; (ii)  the Company will be able to sell the securities for the fair value determined by the Company; or (iii)  the Company will be able to sell such securities at all.

The Company has adopted policies for the valuation of restricted and illiquid securities held by the Company as part of the Company’s Pricing Policies and Procedures.  Pursuant to these Pricing Policies, the Board has adopted guidelines and instructions for the pricing of restricted securities that may be held by the Company including, without limitation, Payment Securities that are subject to restrictions because they have not been held for a year (the “Fair Value Pricing Instructions”). The Fair Value Pricing Instructions are implemented by the Board, which determines the fair value price of Payment Securities on a periodic basis (at least quarterly) in accordance with the Fair Value Pricing Instructions.  Under the Fair Value Pricing Instructions, the Board considers a number of factors and criteria including, without limitation, the nature and duration of the restrictions on the disposition of the restricted security; market trading in the applicable company’s publicly traded stock (the “Reference Stock”); government and economic matters affecting China; and information regarding the applicable company and its business.  Using the Fair Value Pricing Instructions, the Board seeks to determine the price that is representative of the amount that the Company might reasonably expect to receive for the Payment Securities upon their current sale, which is generally a discount from the current market price of, the price of the most recent trade in, and/or the most recent bid and ask prices for, the Reference Stock.  Since the fair value of restricted securities held by the Company is determined pursuant to policies approved by the Board rather than by the direct use of market prices, the prices determined by the Board for restricted securities may not be accurate and, in any event, will not be as accurate as they would be if the securities were not subject to restrictions on resale.

In addition, the Company’s Board may “fair value” illiquid assets held by the Company from time to time.  For example, if the Company owns real estate, the Board will determine the value of the real estate based on the Company’s Pricing Policies.  In this regard, the Company will generally value real estate based on the most recent appraised value (the Company will generally obtain annual appraisals); provided, however, that the Board will consider whether there have been any material changes in the applicable real estate market or the property that warrant an adjustment to the last appraised value for the property.  If the Company holds private loans, the Board will, consistent with its Pricing Policies, determine the fair value of the loans by reviewing the loan schedule, the borrower’s business, payment history, financial circumstances and any other factors considered relevant by the Board under the Pricing Policies.  If the Company holds other illiquid assets, the Board will seek to “fair value” such assets in accordance with the Pricing Policies based on similar principles, taking into account factors and issues deemed relevant to the value of the particular asset by the Board.  However, because the fair value of illiquid assets is determined by the Board pursuant to policies approved by the Board rather than by use of market prices, the prices determined by the Board for the assets may not be accurate and, in any event, will not be as accurate as they would be if there were current market prices for the assets.

MANAGEMENT OF THE COMPANY

Board of Directors and Portfolio Management.  The overall management of the business and affairs of the Company is vested in its Board of Directors in accordance with the corporate laws of Utah and the Company’s organizational documents.  The Company does not have an investment adviser.  The decisions related to (i) which SME’s the Company provides its surety guarantee services, and, therefore, which companies’ Payment Securities the Company holds; (ii) when to sell the Payment Securities; and (iii) the SME’s to which the Company provides Loans or loan guarantees to are made by Company management, subject to the oversight of the Board of Directors.  Neither the Board of Directors nor the executive officers manage any other portfolios.

Ann Yu has been the Director, Chief Executive Officer, Chief Compliance Officer & Secretary of the Company since August 29, 2008.  Ms. Yu has primary responsibility for making investment decisions regarding the Company’s portfolio.  Ms. Yu has also served as the President of SHY since June 30, 2008. She has over 26 years experience in financial management, equity financing, commercial loans and risk control.  Ms. Yu was the Vice President of SHY from May 2005-June 2008 and served as the manager of the risk management department of SHY from August 2004-June 2008. From 1992 to 2004, she served as the manager of the finance department of Jin Tian Group Co., Ltd. From 1988 to 1992, Mrs. Yu served as CFO and the manager of the finance department of Shenzhen Technology Industry Park. From 1982 to 1987, Mrs. Yu served as a loan officer of Industrial and Commercial Bank of China, Anhui Branch.

Yifang Li has been a Director of the Company since 2007.  Ms. Li is also the President and Secretary of Xiangyang Institute of Business Studies.  Denming Yung has been a Director since 2007.  Mr. Yung is also the Manager of the Department of Finance Management of People’s Bank of China, XiangFan City Center Branch. Ms. Li and Mr. Yung regularly review the investment decisions of the CEO and consult with the CEO with respect to the Company’s portfolio if requested.

The SAI provides additional information about each Director’s compensation, other accounts managed and ownership of the Company’s securities.

Non-Resident Managers.  All of the Directors of the Company have a substantial portion of their assets located outside the United States.  See “Risks Associated with Effecting Service of Legal Process and Enforcing Judgments Against Us and Our Management” above for information regarding service of process and the enforcement of judgments on the directors.

Custodian and Transfer Agent.  The Company will act as custodian of the Company’s securities in accordance with Section 17(f)(1)(C) and Rule 17f-2.  However, the Company or its subsidiaries may enter into additional custodial arrangements for its securities and similar instruments from time to time as determined by the Company in accordance with Section 17(f) of the 1940 Act, including with broker-dealers who are members of a national securities exchange in accordance with Section 17(f)(1)(B) and Rule 17f-1 of the 1940 Act.  The Company’s transfer agent is Colonial State Transfer, 66 East Exchange Place, Salt Lake City, UT 84111.

Control Persons.  The following table sets forth, as of August 31, 2008, information regarding the beneficial ownership of our common stock with respect to each person known by us to own beneficially 5% or more of the common stock of the Company.

Name and Address	Number of Shares	Percentage of Shares
Juxiang Ruan 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	16,709,480	28.97%
Zuhong Xu (1) 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	8,667,800	15.03%

Top Interest International Limited 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	7,742,250(1)	13.42%
China U.S. Bridge Capital Limited Floor 15, Unit 05B Convention Plaza Office Wan Chai Hong Kong, China	5,700,000(2)	9.88%
Shenzhen Li Gao Fa Electronics Limited 4/F North Wondial Building Keji South Shenzhen, P.R. China	5,180,000(3)	8.98%
Cede & Co. c/o The Depository Trust Company 55 Water Street 2SL New York, New York 10041	3,398,244	5.89%
Xuemei Fang 202C Yu Luan Wanke City Garden Ziang Mei Rd, Shenzen, China 518034	3,000,000	5.20%
Officers and Directors as a Group	None	None

(1) Top Interest International Limited has sole voting and dispositive power over 7,742,250 shares of our common stock. Top Interest International Limited owns a controlling interest (51%) of Shenzhen Li Gao Fa Electronics Limited and is deemed the beneficial owner of 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. Zuda Xu is the sole director and shareholder of Top Interest International Limited and is deemed the beneficial owner of the shares held by Top Interest.

(2) China U.S. Bridge Capital Limited has sole voting and dispositive power over 5,700,000 shares of our common stock. China U.S. Bridge Limited owns a controlling interest (49%) of Shenzhen Li Gao Fa Electronics Limited and has shared voting and dispositive power over the 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. By virtue of being the Chief Executive Officer, Manager and controlling member of, and holder of a 1% interest in, China U.S. Bridge Capital Limited, Guoqing Yu is deemed the beneficial owner of the shares held by China U.S. Bridge Capital Limited.

(3) Shenzhen Li Gao Fa Electronics Limited has shared voting and dispositive power over the shares held by it.

Persons holding more than 25% of the outstanding securities of the Company are deemed to “control” the company for purposes of the 1940 Act.

Investment Adviser.  This item is inapplicable to the Company because it does not have an investment adviser.

Administrator.  This item is inapplicable to the Company because it does not have an administrator.

Expenses. This item is inapplicable to the Company because it has not had expenses of service providers for which it is responsible.

Affiliated Brokerage. This item is inapplicable to the Company because it does not pay any broker a commission that is an affiliate of the Company.

CAPITAL STOCK OF THE COMPANY

Capital Stock.  The Company has 100,000,000 authorized shares of voting common stock, par value $.001.  The Company does not have preferred stock.

Long-Term Debt.  This section is inapplicable to the Company because it does not issue long-term debt securities.

Securities Ratings.  This section in inapplicable to the Company because it does not issue senior securities, and its stock is unrated.

Outstanding Securities.  Information regarding the Company’s outstanding securities as of June 5, 2008 is provided in the table below:

Class of Shares	Amount Authorized	Amount Held for the Company’s Account	Amount Outstanding
Common Stock ($.001 par value)	100,000,000	None	57,671,744

TAXES

The following is a general summary of certain federal income tax considerations affecting the Company and its Shareholders.  This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors.  Tax matters are very complicated, and tax consequences of an investment in and holding of common stock (“Common Stock”) of the Company will depend on the particular facts of each investor’s situation.  Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the federal income taxation rules described below and with respect to other federal, state, local and foreign tax consequences to them before making an investment in Common Stock.  Unless otherwise noted, this discussion assumes that investors are U.S. persons who hold Common Stock as capital assets.

The Company’s business is conducted primarily through SHY, an affiliated Chinese corporation.  The Company owns all the stock of Value Global, a British Virgin Islands corporation.  Value Global owns all the stock of SHY.  This discussion focuses on the U.S. federal income tax aspects of the Company’s operations and the Shareholders’ investment in the Company.  See “Tax Status” in the SAI for a discussion of the application of Chinese tax law to the Company and SHY.

The Company is treated as a corporation for federal income tax purposes.  Therefore, the Company is obligated to pay federal and state income tax on its taxable income.  The Company is not treated as a RIC under the Code.  The Code generally provides that a RIC does not pay an entity level tax, provided that it distributes all or substantially all of its income to its shareholders.  The Company will not meet the diversification requirements for RIC status and therefore will not elect RIC status.  The RIC taxation rules therefore will have no application to the Company or its Shareholders.

Under U.S. federal income tax laws, the income of Value Global and SHY is generally not taxed in the U.S. until such income is repatriated to the U.S. through dividends.  Dividends paid by Value Global to the Company are taxable in the U.S. in the year paid.  The Company may be entitled to a foreign tax credit against its U.S. income tax liability in an amount equal to the foreign taxes (if any) paid by Value Global on those earnings, subject to certain limitations contained in the Code.  To the extent that dividends paid by Value Global to the Company include or reflect earnings of SHY that have been previously distributed by SHY to Value Global, the Company may also receive a foreign tax credit against its U.S. income tax liability in an amount equal to the foreign taxes (plus any applicable dividend withholding taxes) paid by SHY on those earnings again subject to certain limitations contained in the Code.

However, dividends, interest, royalties, gains from the sale of stock and certain other categories of income (referred to as “Subpart F Income”) of a foreign corporation more than 50% of which is owned (directly or indirectly) by U.S. persons (referred to as a “Controlled Foreign Corporation” or “CFC”) may be required to be included in the U.S. taxable income of the U.S. shareholders owning more than 10% of the stock of the CFC whether or not actually distributed to those U.S. shareholders.  Because SHY is a CFC, any Subpart F Income earned by SHY may be required to be currently included in U.S. taxable income of the Company even if that income is not currently distributed to the Company.  However, it is not expected that a meaningful portion of SHY’s income will be treated as Subpart F Income.

Beginning in 2009, dividends paid by SHY to Value Global may be included within the definition of Subpart F Income.  Accordingly, beginning in 2009, the Company may have to include currently in its U.S. taxable income dividends paid by SHY to Value Global even if those dividends are not distributed by Value Global to the Company.

Earnings of the Company will be taxable to the Shareholders only upon the occurrence of certain distributions by the Company of cash or property.  Distributions by the Company to Shareholders will generally constitute dividends to the extent of current or accumulated earnings and profits of the Company.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain adjustments.  To the extent that distributions to Shareholders exceed the Company’s current and accumulated earnings and profits, such distributions will first be treated as a tax-free return of capital, which will reduce the tax basis in the Shareholders’ Common Stock and then, to the extent the distribution exceeds the Shareholders’ tax basis in Common Stock, as capital gain (assuming the Shareholder holds the Common Stock as a capital asset).

In the case of noncorporate shareholders, dividends paid by the Company from current or accumulated earnings and profits generally will be taxable as ordinary income to the Shareholders.  Under federal income tax law, “qualified dividend income” received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reaches a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria.  To be treated as qualified dividend income, the shareholder must hold the shares on which the dividend is paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date.  The favorable tax treatment of qualified dividend income extends through 2010.  Thereafter, higher tax rates will apply unless further legislative action is taken.

Dividends paid from current or accumulated earnings and paid to corporate shareholders may be eligible for the dividends received deduction available under Section 243 of the Code.  Corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations based on the percentage of stock holdings in the Company held by the corporate shareholder, and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares.  Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situation.

The sale or other disposition of shares of Common Stock will generally be treated as a taxable transaction for U.S. federal income tax purposes.  Shareholders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds from the sale and their adjusted tax basis in the shares sold.  If the shares sold are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss.  Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).  Under current law, the maximum federal income tax rate on capital gain for noncorporate shareholders is scheduled to increase to 20% for taxable years after 2010.  For corporate shareholders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%.  A corporate shareholder’s ability to deduct capital losses may be limited.

The Code provides special rules regarding certain distributions received by U.S. persons with respect to, and sales or other dispositions of, shares of a passive foreign investment company (“PFIC”).  A foreign corporation will be treated as a PFIC if 75% or more of its gross income is from passive sources or at least 50% of its assets produce, or are held for the production of, passive income.  It is not expected that Value Global or SHY will be treated as a PFIC.

Employee benefit plans and other tax-exempt organizations may want to invest in Common Stock.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”).  Because the Company is a corporation for federal income tax purposes (and not a flow-through entity), an owner of shares of the Company will not report on its federal income tax return any of the Company’s income, gain, loss or deduction.  Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of the stock is debt-financed.  In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to Shareholders who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Certain corporate and other stockholders specified in the Code and related regulations are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Non-U.S. shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax at a rate of 30% (or such lower rates as may be prescribed by any applicable treaty) on the gross amount of dividend distributions from the Company.  Such distributions may also be subject to state and local taxes.  A non-U.S. shareholder generally will not be subject to U.S. federal income tax with respect to gain recognized on the sale or other disposition of Common Stock so long as (i) the gain is not effectively connected with a trade or business of such shareholder in the United States, and (ii) such shareholder is not present in the United States for 183 days or more in the taxable year of the sale.

Legislative changes to U.S. federal income tax law could impact and alter the analysis above.  It is unclear at the present time which of these proposal may become law.

ADDITIONAL INFORMATION

Defaults and Arrears on Senior Securities.  The Company does not currently have any defaults or amounts in arrears on any senior security.

Legal Proceedings.  The Company does not currently have, and is not aware of, any material pending legal proceedings against it.

Table of Contents of the Statement of Additional Information.

General Information and History	28
Investment Objectives and Policies	28
Management	29
Control Persons and Principal Holders of Securities	32
Investment Advisory and Other Services	32
Portfolio Managers	32
Brokerage Allocation & Other Practices	32
Tax Status	32
Financial Statements	34
Proxy Voting Policy	34

PART B—INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

CHINA FINANCE, INC.

STATEMENT OF ADDITIONAL INFORMATION

September 22, 2008

China Finance, Inc., a closed-end management investment company, is registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Company’s Part A dated September 22, 2008, as the same may be amended from time to time (“Part A”). Copies of Part A may be obtained, without charge, by calling the Company at 201-216-0880 or on the Company’s website at www.chinafinanceinc.com.

Table of Contents

General Information and History	28
Investment Objectives and Policies	28
Management	29
Control Persons and Principal Holders of Securities	32
Investment Advisory and Other Services	32
Portfolio Managers	32
Brokerage Allocation & Other Practices	32
Tax Status	32
Financial Statements	34
Proxy Voting Policy	34

General Information and History

China Finance, Inc. (formerly known as Kubla Khan, Inc.) was incorporated in 2000 in the state of Utah. Until March 31, 2004, the Company operated a business consisting of a purchase overrun and distressed merchandise resale network. On March 31, 2004, the Company completed a private placement of 5,500,000 shares of its common stock. As part of such private placement the Company issued 3,000,000 shares of its common stock to Fang Xuemei and 2,000,000 shares of its common stock to Xu ZhongNan. The purchase price per share of each of such shares was $.10, for an aggregate purchase price of $500,000. The issuance of these shares constituted approximately 98% of the Company’s issued and outstanding stock as of March 31, 2004. As a result of this change in control, on June 30, 2004, the Company abandoned its overruns and distressed merchandise business plan and made itself available for an extraordinary corporate transaction, such as a merger, sale or reorganization.

On August 5, 2004, the Company entered an agreement for the sale and purchase of shares (the “Sale Agreement”) with Value Global International Limited, a British Virgin Islands company (“Value Global”), JuXiang Ruan, Top Interest International Limited, ZuHong Xu and ZaoZhen Fang, each as shareholders of Value Global, and Qian Fan and Huan Ya Tong Investment Development Co. Limited, pursuant to which the Company acquired (the “Acquisition”) all of the issued and outstanding equity securities of Value Global and its wholly-owned subsidiary, Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”). On October 8, 2004, the Company completed the Acquisition upon which Value Global and SHY became the Company’s subsidiaries.

The nature of the Company’s current business is described in Part A.

Investment Objective and Policies.

This section supplements the disclosure in Part A and provides additional information regarding certain investment limitations of the Company.

 The Company has adopted the following “fundamental restrictions” with respect to its investment activities, which cannot be changed without approval by holders of a majority of the common stock of the Company.  A “majority” for this purpose means the lesser of (i) 67% of the Company’s common stock represented in person or by proxy at a meeting at which more than 50% of its common stock are represented, or (ii) more than 50% of its common stock.  As a matter of fundamental policy, the Company:

(1)	May not issue senior securities, except as permitted by the 1940 Act;

(2)	May not purchase securities on margin except as permitted by the 1940 Act;

(3)	May not invest in commodities or commodity contracts;

(4)
May not act as an underwriter of securities of other issuers; provided, however, that the Company (i) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held by the Company and (ii) may make loans from time to time with up to 33.33% of the Company’s assets;

(5)
May not purchase a security that would cause, at the time of investment, more than 25% of its assets to be concentrated in any one industry.  For purposes of this limitation, (i) securities of U.S. and foreign governments (including agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry; and (ii) securities that are received by the Company but do not constitute investments by the Company shall not be subject to this limitation;

(6)
May purchase or sell real estate or real estate mortgages; provided, however, that no more than 50% of its assets (as determined at the time of purchase of the real estate or real estate mortgage) will be used for this purpose; and

(7)        May borrow money from time to time in amounts up to 33.33% of the Company’s assets.

Management.

Directors and Officers.  The names, ages and addresses of the directors and officers of the Company are set forth together with their positions, length of service with the Company, their principal occupations during the last five years and other directorships held on the table below.  Each person whose name is preceded by an asterisk (*) is an “interested person” of the Company within the meaning of the 1940 Act.

Interested Directors

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Ann Yu* Age: 49 c/o China Finance, Inc. 1330 Ave of the Americas, 21st floor New York NY 10019	Director, CEO, Chairman, Chief Compliance Officer & Secretary since August 2008
CEO, Chairman, Chief Compliance Officer & Secretary since August 2008; President of SHY since June 30, 2008; Vice President of SHY from May 2005-June 2008; Manager of Risk Management for SHY from August 2004-June 2008; Manager of the finance department of Jin Tian Group Co., Ltd. from 1992 to 2004;  CFO and the Manager of the finance department of Shenzhen Technology Industry Park from 1988 to 1992; Loan Officer of Industrial and Commercial Bank of China, Anhui Branch from 1982 to 1987.
None

Independent Directors

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Yifang Li Age: 49 No. 44 New Street, Xiangcheng District Xiangfan City, Hubei Province, P.R. China	Director since 2007	President and Secretary of Xiangyang Institute of Business Studies.	None
Denming Yung Age: 51 No. 7 Yunji Road, Fandong District Xiangfan City, Hubei Province, P.R. China	Director since 2007	Manager of Department of Finance Management of People’s Bank of China, XiangFan City Center Branch.	None

Executive Officers

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Liang Liao Age: 31 c/o China Finance, Inc. Shenzhen Central Business Tower 1706-1709 Fuhua Yi Road Futian, Shenzhen, Guangdong 51800, P.R. China	CFO since 2005
Chief Financial Officer since March 2005; December 2003-March 2005, Chief Financial Officer of Shenzhen Mingtai Industrial Development Co, Ltd., an electronics distributor; September 2002-November 2003, Senior Auditing Manager of Shenzhen Meishi Power Industries Co. Ltd.; March 2000-August 2002, Finance Manager of Shenzhen Xieli Paper Co., Ltd.
None

Board Committees.  The Company has an audit committee consisting of two directors (the “Audit Committee”) who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Yifang Li and Denming Yung.  The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held one meeting during fiscal year 2007.

Dollar Range of Equity Securities.  As of June 30, 2008, the Directors of the Company owned the amounts indicated below of the Company:

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director
Ann Yu	None	None
Yifang Li	None	None
Denming Yung	None	None

Director Compensation.  The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal year ended December 31, 2007 to each named executive officer.

Name/Position	Aggregate Compensation	Pension/Retirement Benefits Accrued as Part of the Company’s expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company
Ann Yu, CEO	$65,000	None	None	$65,000

Yifang Li, Denming Yung, and Liang Liao are not currently compensated for their services as directors or officers. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

Codes of Ethics.  The Company has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Company from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Company (which may also be held by persons subject to a code).  The code permits employees and officers of the Company to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that investment personnel of the Company report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.  A copy of the Code of Ethics will be made available to any shareholder, free of charge, upon written request to us at our principal executive offices at 1330 Ave of the Americas, 21st floor, New York NY 10019.  The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s website at www.sec.gov or by electronic request to publicinfo@sec.gov along with a duplication fee.

Control Persons and Principal Holders of Securities.   See table under “Management of the Company” in Part A.

Investment Advisory and Other Services. This section is inapplicable to the Company.

Portfolio Managers.  See “Management—Director Compensation” in this SAI.

Brokerage Allocation and Other Practices.  This section is inapplicable to the Company.

Tax Status.  See “Taxes” in Part A, which is hereby incorporated by reference.

Taxes on profits earned by SHY are calculated in accordance with taxation principles currently effective in the PRC.  We expect that the Chinese government will continue its stable financial policy, move forward with its reform of its tax system, and continue to emphasize financial and economic efficiency.  The essential aim of the tax policy of China is to sustain the current stable economic and social development pace.  Specifically, in terms of the reform of the tax collection policy, the principles underlying such reform include simplifying the tax system, expanding the tax foundation, lowering the tax rate, and implementing a strict collection system.  These principles are aimed at immediate and efficient economic development, the development of science and technology, and economic usage of energy and resources.  We expect that the Add-Value Tax system will be continued in China.

Before January 1, 2008, Chinese income tax law (the “Old Income Tax Law”) differentiated between resident and non-resident enterprises with respect to applicable income tax rates, tax deductions and incentives/preferential tax policies.3 This resulted – after taking into account incentives and deductions –  in resident enterprises paying an average effective tax rate of approximately 25% and non-resident enterprises paying an average effective tax rate of 15%.  The Old Income Tax Law generally used the place of incorporation to determine the residence of a corporation.  In addition, Chinese resident enterprises were taxed on their worldwide income while non-resident enterprises are taxed only on certain China-sourced income and their effectively connected income from an establishment in China.

Beginning on January 1, 2008, a new income tax law took effect in the PRC (the “New Income Tax Law”), which was designed to implement uniform regulations with respect to income tax rates, tax deductions and incentives/preferential tax policies for resident and non-resident enterprises.  An EIT rate of 25% is paid by resident and non-resident enterprises alike.4  The New Income Tax Law also adds an additional “effective management” test to the residency determination of a corporation.  An otherwise non-resident corporation that is managed or controlled from China will be a Chinese tax resident and, thus, subject to an EIT on its worldwide income in the same manner as a resident corporation.

Under the Old Income Tax Law, the Company was considered a non-resident corporation because it is incorporated in Utah and, therefore, pays the lower, non-resident EIT effective rate on the income it earns in China.  Under the New Income Tax Law, the Company will likely be considered a tax resident of the PRC because it may be deemed to be managed and controlled from China because its board of directors and certain other personnel are located in the PRC and, therefore, will pay an EIT at a rate of 25% on its worldwide income.

The main reason behind the wide-ranging tax reform in China is to broaden the impact of the tax collection system.  Under the reforms, the Company expects tax collection systems in different enterprises will be coordinated.  For the personal income tax, the reform will emphasize combining comprehensive and categorized tax collection systems.  The natural resource tax will be re-adjusted and improved.  The Upstream oil exploiters will be taxed.  The national middle and long-term plan for the development of sciences and technology will continue, with the tax system being used to promote innovation.  The collection and processing of the add-value tax system on products will be further improved.  For the western and northeast under-developed regions of the PRC, favorable tax systems will be practiced to promote economic development.  Relevant favorable tax systems will be created to prompt natural resources conservation, economic usages and re-collection of recoverable resources and industrial wastes.  Meanwhile, with aims to promote employment, relevant tax policies will be employed.  Relevant studies are underway to explore suitable tax systems that encourage development of non state-owned enterprises.

3 See Provisional Regulations of the People’s Republic of China on Enterprise Income Tax (1993) for resident enterprises and Income Tax Law of the People's Republic of China for Enterprises with Foreign Investment and Foreign Enterprises (1991) for non-resident enterprises.

4 The EIT rate is 20% on income derived from China for (i) non-resident companies that do not have an establishment in China and (ii) companies that do have an establishment in China but do not derive income from such establishment in China.

We account for income taxes paid to tax authorities using the liability method. Taxes on profits earned by our wholly-owned subsidiary Value Global are calculated in accordance with taxation principles currently effective in the British Virgin Islands.  Value Global is an International Business Company (IBC) registered in the British Virgin Islands and is exempt from all taxes and withholding taxes in the British Virgin Islands, paying only registration fees and annual license fees which amount to $1,300 per annum.

We account for income taxes payable on U.S. taxable income in accordance with SFAS No. 109, “Accounting for Income Taxes,” using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities.  This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment.  Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carryforwards.  Deferred income tax expense represents the change in net deferred assets and liability balances.

Financial Statements.  The audited financial statements for the Company for the fiscal year ended December 31, 2007, including the financial highlights appearing in the Company’s  Annual Report to shareholders, are incorporated by reference and made a part of this document..

Proxy Voting Policy

The Company has adopted a proxy voting and disclosure policy.  Copies of the Company’s Proxy Voting and Disclosure Policy are included as Exhibit A to this SAI.

Each year the Company is required to file Form N-PX stating how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Company voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Company at 877.244.6235; and (2) on the SEC’s website at http://www.sec.gov.

Exhibit A

Proxy Voting Policy

I.         Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Company disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Company to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Company complies with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Company’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

The following details the Company’s philosophy and practice regarding the voting of proxies.

1.         General

The Company believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of the Company.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.         Procedures

To implement the Company’s proxy voting policies, the Company has developed the following procedures for voting proxies.

a.           Upon receipt of a corporate proxy by the Company, the special or annual report and the proxy are submitted to the Company’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.

b.           The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Company’s Voting Guidelines in Section III below.  The Proxy Manager will then vote the proxies.

c.           The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote (see discussion in Section VI below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Company’s files.

III.	Voting Guidelines

While the Company’s policy is to review each proxy proposal on its individual merits, the Company has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.         Corporate Governance

a.         Election of Directors and Similar Matters

In an uncontested election, the Company will generally vote in favor of management’s proposed directors.  In a contested election, the Company will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Company will review any contested proposal on its merits.

Notwithstanding the foregoing, the Company expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.         Audit Committee Approvals

The Company generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Company will generally vote to ratify management’s recommendation and selection of auditors.

c.         Shareholder Rights

The Company may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.         Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Company may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.         Capital Structure Proposals

The Company will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Eliminate preemptive rights.

4.         Compensation

a.           General

The Company generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Company generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Company may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.         Stock Option Plans and Share Issuances

The Company evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Company may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Company expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.         Corporate Responsibility and Social Issues

The Company generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

The Company will generally vote against proposals involving corporate responsibility and social issues, although the Company may vote for corporate responsibility and social issue proposals that the Company believes will have substantial positive economic or other effects on a company or the company’s stock.

IV.	Conflicts

In cases where the Company is aware of a conflict between the interests of a client(s) and the interests of the Company or an affiliated person of the Company, the Company will take the following steps:

(a)           vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Company’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)           for other matters, contact the client for instructions with respect to how to vote the proxy.

V.           Company Disclosure

A.	Disclosure of Company Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Company shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (the “SAI”).

B.	Disclosure of the Fund’s Complete Proxy Voting Record

The Company shall disclose to its shareholders on Form N-PX the Company’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Company shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Company was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Company cast its vote on the matter;
(viii)	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)	Whether the Company cast its vote for or against management.

The Company shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Company’s website, if applicable.  If the Company discloses its proxy voting record on or through its website, the Company shall post the information disclosed in the Company’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Company shall also include in its annual reports and semi-annual reports a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Company’s website at a specified Internet address; and (2) on the SEC’s website.  If the Company discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Company’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

VI.       Recordkeeping

The Company shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Company’s securities;
(iii)	Records of votes cast on behalf of the Company; and
(iv)	A record of each shareholder request for proxy voting information and the Company’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Company may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Company that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VII.      Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Company shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Company should cast its vote, if called upon by the Board, when a matter with respect to which the Company is entitled to vote presents a conflict between the interest of the Company’s shareholders, on the one hand, and those of an affiliated person of the Company on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Company counsel at the expense of the Company if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Company’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VIII.     Other

This Policy may be amended, from time to time, as determined by the Board.

PART C—OTHER INFORMATION

Item 25 – Financial Statements and Exhibits

1.           Financial Statements.  The audited financial statements for the fiscal year ended December 31, 2007, including the financial highlights appearing in the Annual Report to shareholders, for the Company are incorporated by reference and made a part of this document.

2.           Exhibits

(a)	Articles of Incorporation, as amended, incorporated herein by reference to Registrant's exhibit 3.1.1 and 3.1.2 of Form SB-2 filed September 19, 2000.
(b)	By-Laws incorporated herein by reference to Registrant's exhibit 3.2 of Form SB-2 filed September 19, 2000; Amendment to By-Laws is filed herewith.
(c)	None
(d)	None
(e)	None
(f)	None
(g)	None
(h)	Not Applicable
(i)	None
(j)	None
(k)	None
(l)	Not Applicable
(m)	None
(n)	Consent of Independent Auditor is filed herewith.
(o)	Not Applicable
(p)	None
(q)	None
(r)	Code of Ethics is filed herewith.

Item 26 -- Marketing Arrangements

None.

Item 27 -- Other Expenses of Issuance and Distribution

No securities are being offered pursuant to this registration statement.

Item 28 -- Persons Controlled by or Under Common Control

Value Global is a wholly-owned subsidiary of the Company.  SHY is an indirect wholly-owned subsidiary of the Company because it is 100% owned by Value Global.

Item 29 -- Number of Holders of Securities

The following information is given as of August 31, 2008

Title of Class	Number of Record Holders
Common Stock ($.001 par value)	57

Item 30 -- Indemnification

Article VIII of the Company’s By-Laws provide for indemnification of the directors, officers and employees of the Company:

Section 1.  Any person made a party to or involved in any civil, criminal or administrative action, suit or proceeding by reason of the fact that he or his testator or intestate is or was a Director, officer, or employee of the Corporation, or of any corporation which he, the testator, or intestate served as such at the request of the Corporation, shall be indemnified by the Corporation against expenses reasonably incurred by him or imposed on him in connection with or resulting from the defense of such action, suit, or proceeding and in connection with or resulting from any appeal thereon, except with respect to matters as to which it is adjudged in such action, suit or proceeding that such officer, Director, or employee was liable to the Corporation, or to such other corporation, for negligence of misconduct in the performance of his duty.  As used herein the term “expense” shall include all obligations incurred by such person for the payment of money, including without limitation, attorney's fees, judgments, awards, fines, penalties, and amounts paid in satisfaction of judgment or in settlement of any such action, suit, or proceedings, except amounts paid to the Corporation or such other corporation by him.

A judgment or conviction whether based on plea of guilty or nolo contendere or its equivalent, or after trial, shall not of itself be deemed an adjudication that such Director, officer or employee is liable to the Corporation, or such other corporation, for negligence of misconduct in the performance of his duties.  Determination of the rights of such indemnification and the amount thereof may be made at the option of the person to be indemnified pursuant to procedure set forth, from time to time, in the By-laws or by any of the following procedures:

a)  order of the Court or administrative body or agency having jurisdiction on the action, suit, or proceeding

b)  resolution adopted by a majority of the quorum of the Board of Directors of the Corporation without counting in such majority any Directors who have incurred expenses in connection with such action, suit or proceeding

c)  if there is no quorum of Directors who have not incurred expense in connection with such action, suit, or proceeding, then by resolution adopted by a majority of the committee of stockholders and Directors who have not incurred such expenses appointed by the Board of Directors

d)  resolution adopted by a majority of the quorum of the Directors entitled to vote at any meeting; or

e)  order of any Court having jurisdiction over the Corporation.

Any such determination that a payment by way of indemnification should be made will be binding upon the Corporation.  Such right of indemnification shall not be exclusive of any other right which such Directors, officers and employees of the Corporation and other person above mentioned may have or hereafter acquire, and without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-law, Agreement, vote of stockholders, provision of law, or otherwise in addition to their rights under this Article.  The provisions of this Article shall apply to any member of any committee appointed by the Board of Directors as fully as though each person had been Director, officer or employee of the Corporation.  Directors shall be afforded the maximum protection as provided under Utah Code Annotated 16-10a-841 or as it is amended, provided however that no Director, officer or employee of the Corporation shall be protected against any liability to the Corporation or any of its shareholders to which such Director, officer or employee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31 -- Business and other Connections of Investment Adviser

None

Item 32 – Location of Accounts and Records

Wei Wei
China Finance, Inc.
1330 Ave of the Americas,
21st floor
New York NY 10019

Ann Yu
Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation
Anlian Building, Suite A-1501
2222 Jintian Road , Futian District
Shenzhen, China 518000

Item 33 -- Management Services

None

Item 34 -- Undertakings

Required only for registration statements filed under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of September, 2008.

CHINA FINANCE, INC.
(Registrant)

Date: September 19, 2008	By:	/s/ Ann Yu
	Name:	Ann Yu
	Title:	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Date: September 19, 2008	By:	/s/ Yifang Li
	Name:	Yifang Li
	Title:	Director

Date: September 19, 2008	By:	/s/ Denming Yung
	Name	Denming Yung
	Title:	Director

Date: September 19, 2008	By:	/s/ Liang Liao
	Name:	Liang Liao
	Title:	Chief Financial Officer (Principal Financial Officer)